UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2018

Synergy Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35268	33-0505269
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 2012
New York, NY 10170
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders

The 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of Synergy Pharmaceuticals Inc. (the “Company”) was held on June 12, 2018.  At the Annual Meeting, the shareholders voted on the following six (6) proposals and cast their votes as described below.

Proposal 1 — Election of Directors

The following seven (7) individuals were elected as directors, to serve until the 2019 Annual Meeting of Shareholders or their successors are elected and qualified with the following votes:

Name of Director	Votes For	Abstentions	Broker Non- Votes
Gary S. Jacob	60,367,084	48,492,341	91,340,155
Troy Hamilton	74,341,512	34,517,913	91,340,155
Melvin K. Spigelman	49,583,227	59,276,198	91,340,155
John P. Brancaccio	49,859,118	59,000,307	91,340,155
Thomas H. Adams	43,489,687	65,369,738	91,340,155
Alan F. Joslyn	66,070,957	42,788,468	91,340,155
Timothy S. Callahan	66,448,009	41,411,116	91,340,155

Proposal 2 — Advisory Vote on the Approval of Executive Compensation

The shareholders did not support our Named Executive Officer compensation as disclosed in this Proxy Statement and the accompanying Annual Report on Form 10-K for the fiscal year ended December 31, 2017 based on the votes below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,733,698	76,384,791	740,936	91,340,155

Proposal 3 — Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation

The shareholders approved "One Year" for the frequency of advisory votes on executive compensation based on the votes listed below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
70,095,671	2,514,171	29,650,241	6,599,341	91,340,156

Proposal 4 — Ratification of the appointment of BDO USA, LLP

The shareholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
162,112,293	29,056,718	9,030,567	2

Proposal 5 — Approval of Amendment to Second Amended and Restated Certificate of Incorporation

The shareholders did not approve the amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, increasing the number of shares of common stock authorized for issuance from 400,000,000 to 500,000,000 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
91,248,718	106,554,753	2,396,108	1

Proposal 6 — Approval of an Amendment to the 2017 Equity Incentive Plan

The shareholders did not approve the amendment to Synergy Pharmaceuticals Inc. 2017 Equity Incentive Plan to increase the maximum number of shares authorized for issuance under the Plan by 10,400,000 shares from 9,000,000 shares to 19,400,000 shares based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non- Votes
35,675,960	72,745,246	438,221	91,340,153

Each of the items considered at the Annual Meeting is described in further detail in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2018.  No item other than the six items addressed above and described in the Definitive Proxy Statement was submitted at the Annual Meeting for shareholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 12, 2018

SYNERGY PHARMACEUTICALS INC.

		By:	/s/ TROY HAMILTON
Troy Hamilton
Chief Executive Officer

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